EXHIBIT 10.2

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Amendment No. 1”) dated as of February 1, 2005 to the Term Loan Agreement referred to below, between CHART INDUSTRIES, INC., a Delaware corporation (the “Borrower”); each of the Subsidiaries of the Borrower identified under the caption “SUBSIDIARY GUARANTORS” on the signature pages hereto (individually, a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors” and, together with the Borrower, the “Obligors”); and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

The Borrower, the Subsidiary Guarantors, each of the lenders party thereto and the Administrative Agent are parties to a Term Loan Agreement dated as of September 15, 2003 (as heretofore modified and supplemented and in effect immediately prior to the effectiveness of this Amendment No. 1, the “Term Loan Agreement”), providing, subject to the terms and conditions thereof, for loans to be made by said lenders to the Borrower in an aggregate principal or face amount as specified therein. The Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent wish to amend the Term Loan Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Term Loan Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4, but effective as of the date hereof, the Term Loan Agreement shall be amended as follows:

2.01. General References. References in the Term Loan Agreement (including references to the Term Loan Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Term Loan Agreement as amended hereby.

2.02. Certain Financial Covenants. Section 7.09(e) of the Term Loan Agreement is hereby amended in its entirety to read as follows:

“(e) Capital Expenditures. The Borrower will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that during any fiscal year of the Borrower set forth below, the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount of all such Capital Expenditures does not exceed in any fiscal year of the Borrower set forth below the amount set forth opposite such fiscal year below:

Fiscal Year Ending	Amount($)
December 31, 2004	10,000,000
December 31, 2005	15,000,000
December 31, 2006	16,000,000
December 31, 2007 and thereafter	17,000,000

Amendment No. 1

In addition to the foregoing, in the event that the amount of Capital Expenditures permitted to be made by the Borrower and its Subsidiaries pursuant to the table above in any fiscal year of the Borrower (before giving effect to any increase in such permitted Capital Expenditure amount pursuant to this paragraph) is greater than the amount of Capital Expenditures actually made by the Borrower and its Subsidiaries during such fiscal year, 100% of such excess may be carried forward and utilized to make Capital Expenditures in the succeeding fiscal years, provided that no amounts expended in any fiscal year shall exceed 150% of the amount set forth above for such fiscal year.

In addition to the foregoing, the Borrower and its Subsidiaries may make Capital Expenditures (x) with the amount of (i) Net Cash Proceeds received by the Borrower or any of its Subsidiaries from any Disposition or Casualty Event so long as such Net Cash Proceeds are reinvested or are used to replace or restore any properties or assets in respect of which such Net Cash Proceeds were paid or (ii) Net Cash Proceeds received by the Borrower or any of its Subsidiaries from any Equity Issuance or (y) as tenant under any lease in respect of leasehold improvements to the extent such expenditures are reimbursed by the landlord under the related lease or sale leaseback transaction, but in the case of clause (i) above only to the extent that such Net Cash Proceeds are not otherwise required to be applied to a prepayment pursuant to Section 2.09(b) or the corresponding provision of the Term Loan Agreement.

Section 3. Waivers. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Required Lenders hereby waive any Default or Event of Default that has occurred and is continuing as of the effective date of this Amendment No. 1, arising out of the failure of the Borrower to notify the Administrative Agent of the acquisition of the leasehold property located at 1800 Sandy Plains Parkway, Suite 316, Marietta, GA 30066 within 30 days of such acquisition pursuant to the third paragraph of Section 6.08(b) of the Term Loan Agreement.

Section 4. Representations and Warranties. The Borrower represents and warrants to the Lenders that, except as provided in Schedule I hereto, (a) the representations and warranties set forth in Article IV of the Term Loan Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to “this Agreement” included reference to this Amendment No. 1 (or if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) (except as provided in Section 3 hereof) immediately before and after giving effect to the amendments set forth in Section 2 of this Amendment No. 1, no Default shall have occurred and be continuing.

Amendment No. 1

Section 5. Conditions Precedent. The amendments set forth in Section 2 of this Amendment No. 1 shall become effective as of the date hereof upon receipt by the Administrative Agent of one or more counterparts of this Amendment No. 1 executed by each of the Obligors and the Administrative Agent (with the written consent of the Required Lenders provided in the form of the Lender Consent attached as Annex 1 to this Amendment No. 1).

Section 6. Ratification of Obligations, Etc. By its execution of this Amendment No. 1, each of the Obligors (a) ratifies and reaffirms in all respects its obligations under the Term Loan Agreement and the other Credit Documents to which it is a party, and confirms that each such agreement to which it is a party is valid and enforceable against such Obligor and (b) agrees that there are no oral agreements or understandings among such Obligor and the Administrative Agent or any Lender relating to this Amendment No. 1, the Term Loan Agreement or any other Credit Document.

Section 7. Miscellaneous. Except as herein provided, the Term Loan Agreement shall remain unchanged and in full force and effect and nothing herein shall constitute a waiver of, or any agreement to provide a waiver of, any existing or future Default. The Borrower shall pay all reasonable expenses incurred by the Administrative Agent (including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMorgan Chase Bank, N.A.) in connection with the preparation, negotiation, execution and delivery of this Amendment No. 1. Except as herein provided, the Term Loan Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

Amendment No. 1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.

CHART INDUSTRIES, INC.

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

Amendment No. 1

SUBSIDIARY GUARANTORS

CHART HEAT EXCHANGERS LIMITED PARTNERSHIP

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

CHART INTERNATIONAL, INC.

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

CHART MANAGEMENT COMPANY, INC.

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

CHART LEASING, INC.

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

CHART, INC.

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

Amendment No. 1

CHART INTERNATIONAL HOLDINGS, INC.

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

CHART ASIA, INC.

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

CAIRE INC.

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

COASTAL FABRICATION, LLC

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Chief Financial Officer and Treasurer

Amendment No. 1

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Henry W. Centa
Name:	Henry W. Centra
Title:	Senior Vice President

Amendment No. 1

ANNEX 1

FORM OF LENDER CONSENT

LENDER CONSENT

Reference is made to Amendment No. 1 dated as of February 1, 2005 to the Amended and Restated Term Loan Agreement dated as of September 15, 2003, between Chart Industries, Inc., each Subsidiary Guarantor party thereto, each Lender party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”).

The undersigned Lender party to the Term Loan Agreement hereby (i) consents to Amendment No. 1 to the Term Loan Agreement, dated as of February 1, 2005, substantially in the form to which the form of this Lender Consent is attached (“Amendment No. 1”) and (ii) authorizes and directs the Administrative Agent to execute and deliver Amendment No. 1 on behalf of such Lender.

This Lender Consent shall be construed in accordance with and governed by the law of the State of New York.

IN WITNESS WHEREOF, the undersigned has caused this Lender Consent to be duly executed and delivered by its proper and duly authorized officer as of the date of Amendment No. 1.

NAME OF LENDER:

By:
Name:
Title:

Amendment No. 1